EXHIBIT 10.159

                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

Wachovia Bank, National Association
214 North Hogan Street - FL007
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Bluegreen Corporation, a Massachusetts corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33341
(Hereinafter referred to as "Bluegreen Corporation")

Bluegreen Resorts Management, Inc., a Delaware corporation f/k/a RDI Resort Services Corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas), a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Properties of the Southwest One, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P., a Delaware limited partnership
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC, a Delaware limited liability company 4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc., a Delaware corporation
4960 Conference Way North, Suite 100

Boca Raton, Florida 33431


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Bluegreen Resorts International, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Carolina National Golf Club, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisure Capital Corporation, a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen West Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BG/RDI Acquisition Corp., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation Great Lakes (WI), a Wisconsin corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Corporation of Canada, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Interiors, LLC, a Delaware limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

New England Advertising Corp., a Vermont corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

South Florida Aviation, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Winding River Realty, Inc., a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation, a North Carolina corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431


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Leisure Communication Network, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Managed Assets Corporation, a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

travelheads, inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Encore Rewards, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Leisurepath, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

BXG Realty, Inc., a Delaware corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Mystic Shores Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Brickshire Realty, Inc., a Virginia corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Catawba Falls, LLC, a North Carolina limited liability company
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Preserve at Jordan Lake Realty, Inc., a North Carolina corporation 4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Bluegreen Purchasing & Design, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Great Vacation Destinations, Inc., a Florida corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

Lake Ridge Realty, Inc., a Texas corporation
4960 Conference Way North, Suite 100
Boca Raton, Florida 33431

(Individually or collectively, jointly and severally, the "Borrower")


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This Third Amended and Restated Loan Agreement ("Agreement") is entered into as of December __, 2003.

Borrower requested and First Union National Bank ("First Union") made that certain $5,000,000.00 line of credit available to Borrower (the "Loan") as evidenced by that certain Promissory Note dated as of September 23, 1998 and certain other documents including that certain Loan Agreement dated as of September 23, 1998. The Loan has been previously amended, increased and extended pursuant to the terms and conditions of certain documents including, without limitation, that certain $10,000,000.00 Renewal Promissory Note dated as of December 31, 2000, that certain Modification Number One to the Loan Agreement dated as of August 1, 1999, that certain Modification Number Two to Loan Agreement dated as of November 3, 1999, that certain Modification Number Three to Loan Agreement dated as of December 31, 2000, and certain other documents.

Borrower subsequently requested and First Union agreed to amend, increase and extend the Loan as evidenced by (i) that certain Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 31, 2001, and made payable to First Union in the original principal amount of $12,500,000.00; (ii) that certain Amended and Restated Loan Agreement dated as of December 31, 2001; and (iii) certain other loan documents dated as of December 31, 2001.

Borrower subsequently requested and Bank (successor by merger to First Union) agreed to amend and extend the Loan as evidenced by (i) that certain Second Amended and Restated Promissory Note executed by Borrower, jointly and severally, dated as of December 31, 2002, and made payable to Bank in the original principal amount of $12,500,000.00; (ii) that certain Second Amended and Restated Loan Agreement dated as of December 31, 2002; and (iii) certain other loan documents dated as of December 31, 2002.

Borrower has requested and Bank has agreed to further amend, increase and extend the Loan pursuant to the terms of (i) that certain Third Amended and Restated Promissory Note executed by Borrower, jointly and severally, of even date herewith and made payable to Bank in the original principal amount of $15,000,000.00 (the "Note") and (ii) this Agreement. The Note, this Agreement and all other documents executed in connection with the Loan are hereinafter collectively referred to as the "Loan Documents". All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to them in the Loan Documents.

Line of Credit. Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding under the Loan at one time does not exceed the principal amount minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for account of Borrower. The Loan proceeds are to be used by Borrower solely for working capital and to issue letters of credit from time to time. The Borrower shall deliver a Borrowing Certificate attached as Exhibit "A" to Bank with each borrowing under the Loan. Each borrowing request shall be in compliance with the eligibility formula of the Borrowing Certificate. Advances under the Loan shall be repaid within ninety (90) days of such advance and the Borrower shall pay down the outstanding balance under the Loan to a maximum of $100.00 for forty-five (45) consecutive days annually. The total amount of letters of credit to be issued under the Note shall not exceed $500,000.00 at any time nor have maturities greater than the maturity date of the Loan. The maturity date of the Loan shall be December 31, 2004.

Representations. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. Authorization; Non-Contravention. The execution, delivery and performance by Borrower of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable


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obligations of Borrower; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. Asset Ownership. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing and approved by Bank ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. Discharge of Liens and Taxes. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets to the extent required to be paid as of this date, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). Compliance with Laws. Borrower is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. Organization and Authority. Each Borrower is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each Borrower is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. No Litigation. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing, and approved by Bank. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1954, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. Access to Books and Records. Allow Bank, or its agents, during normal business hours and upon prior advance written notice, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. Insurance. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of establiHed reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Notice of Default and Other Notices. (a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which


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Borrower is taking or proposes to take with respect thereto. (b) Other Notices.
Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower in a claimed amount in excess of $1,500,000.00; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any material change in Borrower's structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the 11 U.S.C. ss. 101. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. Other Financial Information. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no "Default as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.

Negative Covenants. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower not dismissed or bonded within 30 days. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or its such business is curtailed or materially impaired. Prepayment of Other Debt. Retire any long-term debt entered into prior to the date of this Agreement in advance of its legal obligation to do so other than in connection with refinancing. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock, except as permitted by waiver letter from Bank to Borrower dated as of May 13, 1999 authorizing the repurchase of up to two million shares of capital stock under Borrower's existing share repurchase program.

Financial Covenants. Borrower, on a consolidated Basis, agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: Adjusted Tangible Net Worth. Borrower shall, at all times, on a consolidated basis, maintain an Adjusted Tangible Net Worth of not less than $165,000,000.00. "Adjusted Tangible Net Worth" shall mean total assets minus Adjusted Total Liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including, without limitation, goodwill, affiliated receivables or loans, related receivables or loans, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets. "Adjusted Total Liabilities" shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes, and other deferred sums appearing on the liabilities side of a balance sheet and all obligations as lessee under off-balance sheet synthetic leases of Borrower, excluding debt fully subordinated to Bank on terms and conditions acceptable to Bank, all in accordance with generally accepted accounting principles applied on a consistent basis. Adjusted Total Liabilities to Adjusted Tangible Net Worth Ratio. Borrower shall, at all times, on a consolidated basis, maintain a ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth of not more than
2.50 to 1.00. Liquidity Requirement. Borrower shall, at all times, maintain


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unrestricted cash and unencumbered timeshare receivables of not less than
$20,000,000.00 in the aggregate. Deposit Relationship. Bluegreen Corporation shall maintain its primary depository account with Bank. Compliance Certificate. Borrower shall furnish Bank with a quarterly covenant compliance certificate demonstrating Borrower's compliance with the above Financial Covenants.

Annual Financial Statements. Bluegreen Corporation shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance Sheets, profit and loss statement and statement of cash flows, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be compiled by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Bluegreen Corporation. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.

Periodic Financial Statements. Bluegreen Corporation shall deliver to Bank unaudited management-prepared quarterly financial statements including, without limitation, a balance Sheets, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Bluegreen Corporation and in each case, if audited statements are required, subject to audit and year-end adjustments.

Attorneys' Fees. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Advances, including, without limitation, reasonable arbitration, attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

Waivers. Except as otherwise permitted in the Note or other Loan Documents, Borrower hereby waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind whatsoever. Any failure by Bank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time.

Amendment and Severability. No amendment to or modification of this Agreement shall be binding upon Bank unless in writing and signed by it. If any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Miscellaneous. This Agreement is fully assignable by Bank and all rights of Bank thereunder shall inure to the benefit of its successors and assigns. This Agreement shall be binding upon Borrower and its successors and assigns. The captions contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of the Agreement. This Agreement shall be governed by and interpreted in accordance with the laws of the state where Bank's office as shown herein is located, without regard to that state's conflict of laws principles.

Notices. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above (attention Borrower's Corporate General Counsel) or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.


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Conditions Precedent. All advances under the Note are subject to the following conditions precedent: (a) Non-Default. Borrower shall be in compliance with all of the terms and conditions set forth herein and an Event of Default as specified herein, or an event which upon notice or lapse of time or both would constitute such an Event of Default, shall not have occurred or be continuing at the time of such Advance. (b) Borrowing Resolution. Bank shall have received all certified resolutions authorizing borrowings by Borrower under this Agreement.
(c) Financial Information and Documents. Borrower shall deliver to Bank such information and documents as Bank may request from time to time, including without limitation, financial statements, information pertaining to Borrower's financial condition and additional supporting documents. (d) Purchase/Warehousing Facility. Borrower shall provide evidence to Bank regarding availability under its then existing purchase/warehousing facility in an amount not less than that requested advance plus the then outstanding balance of the Loan. (e) Certificates of Good Standing. Borrower shall have delivered a Certificate of Good Standing for each Borrower (all dated within thirty days of the date of this Agreement) issued by the respective Secretary of State.

Third Amended and Restated Loan Agreement. This Third Amended and Restated Loan Agreement, amends, replaces and supercedes in its entirety that certain Second Amended and Restated Loan Agreement dated as of December 31, 2002, executed by Borrower in favor of Bank (the "Original Loan Agreement"). Should there be any conflict between any of the terms of the Original Loan Agreement, and the terms of this Agreement, the terms of this Agreement shall control.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to this Agreement or any other document executed in connection herewith between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in Broward County, Florida. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Waiver of Exemplary Damages. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

                     [EXECUTIONS COMMENCE ON FOLLOWING PAGE]

The parties hereto have duly executed this instrument as of the date stated above.


                                Wachovia Bank, National Association, successor interest to First Union National Bank

                                By: /S/ KAREN J. LEIKERT
                                    --------------------
                                    Karen J. Leikert, Vice President


                                Bluegreen Corporation, a Massachusetts
                                corporation

CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                -----------------------------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03-0300793

State of Florida    )
                    ) SS:
County of __________)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by Karen J. Leikert, as Vice President of Wachovia Bank, National Association, on behalf of the bank. She is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: 7/26/04

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: 7/26/04

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                  Bluegreen Resorts Management, Inc., a Delaware corporation f/k/a RDI Resort Services Corporation


CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Vice President
                                      Taxpayer Identification Number: 65-0520217

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Bluegreen Resorts Management, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                  Bluegreen Vacations Unlimited, Inc., a Florida corporation


CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 65-0433722

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Vacations Unlimited, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowiitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                 Bluegreen Holding Corporation  (Texas), a
                                 Delaware corporation


CORPORATE                        By: /S/ JOHN F. CHISTE
SEAL                                 ------------------
                                     John Chiste, Treasurer
                                     Taxpayer Identification Number: 65-0796382

State of Florida    )
                    ) SS:
County of PALM BEACH

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Holding Corporation (Texas), a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                  Properties of the Southwest One, Inc.,
                                  a Delaware corporation

CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 03-0315835

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Properties of the Southwest One, Inc., a Delaware corporation , on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                              Bluegreen Southwest One, L.P., a Delaware limited partnership

                              By: Bluegreen Southwest Land, Inc., a Delaware
                                  corporation, Its General Partner


CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 65-0796380

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Southwest Land, Inc. a Delaware corporation, the General Partner of Bluegreen Southwest One, L.P., a Delaware limited partnership, on behalf of the limited partnership. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name:Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Asset Management Corporation, a
                                Delaware corporation, successor by merger to Bluegreen Corporation of Montana


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03-0325365

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Asset Management Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: ______________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Carolina Lands, LLC, a Delaware limited liability company

                                By: Bluegreen Corporation, a Massachusetts
                                    corporation, its Managing Member


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0941345

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December , 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, the Managing Member of Bluegreen Carolina Lands, LLC, a Delaware limited liability company, on behalf of the limited liability company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Corporation of Tennessee, a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03-0316460

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of Tennessee, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Corporation of the Rockies, a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0349373

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of the Rockies, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                              Bluegreen Properties of Virginia, Inc., a Delaware corporation

CORPORATE                     By: /S/ JOHN F. CHISTE
SEAL                              ------------------
                                  John Chiste, Treasurer
                                  Taxpayer Identification Number: 52-1752664

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Properties of Virginia, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                               Bluegreen Resorts International, Inc., a Delaware corporation


CORPORATE                      By: /S/ JOHN F. CHISTE
SEAL                               ------------------
                                   John Chiste, Vice President
                                   Taxpayer Identification Number: 65-0803615

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Bluegreen Resorts International, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                    Print or Stamp Name: Lisa Fiedorowitz
                                    Notary Public, State of Florida at Large
                                    Commission No.: ____________________________
                                    My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Carolina National Golf Club, Inc., a North
                                Carolina corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 62-1667685

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Carolina National Golf Club, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: ______________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Leisure Capital Corporation, a Vermont
                                corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03-0327285

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Leisure Capital Corporation, a Vermont corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen West Corporation, a Delaware
                                corporation

CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number:  59-3300205

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen West Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                BG/RDI Acquisition Corp., a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0776572

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December , 2003, by John Chiste, as Treasurer of BG/RDI Acquisition Corp., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.

                                Print or Stamp Name:  Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Corporation Great Lakes (WI), a
                                Wisconsin corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                John Chiste, Treasurer
                                    Taxpayer Identification Number: 36-3520208

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation Great Lakes (WI), a Wisconsin corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.

                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Corporation of Canada, a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03- 0311034

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation of Canada, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.

                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Golf Clubs, Inc., a Delaware
                                corporation

CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0912659

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Golf Clubs, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: ______________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                            Bluegreen Interiors, LLC, a Delaware limited liability company

                            By: Bluegreen Vacations Unlimited, Inc., a Florida
                                corporation, its Managing Member

CORPORATE                         By: /S/ JOHN F. CHISTE
SEAL                                  ------------------
                                      John Chiste, Treasurer
                                      Taxpayer Identification Number: 65-0929952

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Vacations Unlimited, Inc., a Florida corporation, the Managing Member of Bluegreen Interiors, LLC, a Delaware limited liability company, on behalf of the limited liability company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Southwest Land, Inc., a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0912249

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Southwest Land, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                New England Advertising Corp., a Vermont corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                -------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 03-0295158

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of New England Advertising Corp., a Vermont corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                South Florida Aviation, Inc., a Florida
                                corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-0341038

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of South Florida Aviation, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Winding River Realty, Inc., a North Carolina corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 56-20955309

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Winding River Realty, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Jordan Lake Preserve Corporation, a North
                                Carolina corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-1038536

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Jordan Lake Preserve Corporation, a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Leisure Communication Network, Inc., a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-1049209

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Leisure Communication Network, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________
                                My Commission Expires: _____________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Managed Assets Corporation, a Delaware
                                corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 65-1079961

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Managed Assets Corporation, a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]
                                travelheads, inc., a Florida corporation

CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Vice President
                                    Taxpayer Identification Number: 65-1129982

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of travelheads, inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Encore Rewards, Inc., a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Vice President
                                    Taxpayer Identification Number: 65-1138973

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Encore Rewards, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Leisurepath, Inc., a Florida corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Vice President
                                    Taxpayer Identification Number: 03-0407452

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Vice President of Leisurepath, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                BXG Realty, Inc., a Delaware corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 04-3693479

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of BXG Realty, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Mystic Shores Realty, Inc., a Texas corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 04-3678944

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Mystic Shores Realty, Inc., a Texas corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Brickshire Realty, Inc., a Virginia corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 01-0706966

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Brickshire Realty, Inc., a Virginia corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                             Catawba Falls, LLC, a North Carolina limited liability company

                             By: Bluegreen Corporation, a Massachusetts
                                 corporation, its Managing Member


CORPORATE                        By: /S/ JOHN F. CHISTE
SEAL                                 ------------------
                                     John Chiste, Treasurer
                                     Taxpayer Identification Number: 03-0466014

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Corporation, a Massachusetts corporation, the Managing Member of Catawba Falls, LLC, a North Carolina limited liability company, on behalf of the company and corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Preserve at Jordan Lake Realty, Inc., a North Carolina corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 06-1638828

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Preserve at Jordan Lake Realty, Inc., a North Carolina corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Bluegreen Purchasing & Design, Inc., a Florida corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 54-2064090

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Bluegreen Purchasing & Design, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Great Vacation Destinations, Inc., a Florida corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 51-0420655

State of Florida    )
                    ) SS:
County of PALM BEACH)

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Great Vacation Destinations, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________

                     [EXECUTIONS CONTINUE ON FOLLOWING PAGE]

                                Lake Ridge Realty, Inc., a Texas corporation


CORPORATE                       By: /S/ JOHN F. CHISTE
SEAL                                ------------------
                                    John Chiste, Treasurer
                                    Taxpayer Identification Number: 55-0794661

State of Florida     )
                     ) SS:
County of __________ )

The foregoing instrument was acknowledged before me this 30 day of December, 2003, by John Chiste, as Treasurer of Lake Ridge Realty, Inc., a Texas corporation, on behalf of the corporation. He is personally known to me or has produced a driver's license, passport or military identification, or other form of identification and did not take an oath.


                                Print or Stamp Name: Lisa Fiedorowitz
                                Notary Public, State of Florida at Large
                                Commission No.: ____________________________